SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 28, 2013

MISSION COMMUNITY BANCORP

(Exact name of registrant as specified in its charter)

California	333-12892	77-0559736
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employee Identification No.)

3380 South Higuera Street, San Luis Obispo, CA 93401
(Address of principal executive offices)
(Zip code)

(805) 782-5000
(Registrant’s telephone number including area code)

(Former name or former address, if changed since last report) Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 28, 2013 Mission Community Bancorp (the "Company") held its Annual Meeting of Shareholders, with the following matter being approved:

Election of Directors. The following twelve persons were elected to serve on the Board of Directors until the 2014 Annual Meeting of Shareholders:

Name	Votes For	Votes Withheld
George H. Andrews	7,616,740	37,714
James W. Brabeck	7,615,312	39,142
William B. Coy	7,616,740	37,714
Tom L. Dobyns	7,614,640	39,814
Howard N. Gould	7,614,712	39,742
Maryam Hamzeh	7,604,140	50,314
Richard Korsgaard	7,616,740	37,714
James W. Lokey	7,616,140	38,314
Harry H. Sackrider	7,615,312	39,142
Gary E. Stemper	7,614,212	40,242
Brooks W. Wise	7,615,312	39,142
Stephen P. Yost	7,615,312	39,142

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 30, 2013	MISSION COMMUNITY BANCORP

	By:	/s/ Thomas J. Tolda
Thomas J. Tolda
Executive VP/Chief Financial Officer